UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 13, 2014
(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

At our Annual Meeting on May 13, 2014 (the “Annual Meeting”), the stockholders of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) approved our 2014 Equity Incentive Plan (the “Plan”) pursuant to which we may grant equity incentive compensation to our directors, executive officers and other eligible participants. A total of 3,750,000 shares of common stock are reserved for grant under the Plan. The types of awards that may be granted under the Plan include incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, and other forms of equity-based compensation. The Plan will expire on May 13, 2024.

A brief description of the Plan is included as part of the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 24, 2014. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, a copy of which is attached to this Report as an Exhibit.

On May 12, 2014, the Compensation, Nominating and Corporate Governance Committee of our Board of Directors (the “Compensation Committee”) approved a Form of Restricted Stock Award Agreement (the “Restricted Stock Award”) and a Form of Option Award Agreement (the “Option Award”) pursuant to the authority set forth in the Plan, subject to approval of the Plan by our stockholders at the Annual Meeting. Pursuant to the Restricted Stock Award, the Compensation Committee may grant shares of common stock to our directors, executive officers and other eligible participants subject to vesting conditions. The shares automatically vest in the event of a Change in Control (as defined in the Plan) occurring prior to a Termination of Service (as defined in the Plan) or in the event that the Grantee has a Termination of Service by reason of death or Disability (as defined in the Plan). Except as provided in the previous sentence, unvested shares will be forfeited upon a Termination of Service. Pursuant to the Option Award, the Compensation Committee may grant nonqualified options to purchase shares of common stock to our directors, executive officers and other eligible participants subject to vesting conditions. The options automatically vest in the event of a Change in Control occurring prior to a Termination of Service or in the event that the Grantee has a Termination of Service by reason of death or Disability. Except as provided in the previous sentence, unvested options will be forfeited upon a Termination of Service. Vested options may be exercised during the 90-day period following the Termination of Service (other than due to death or Disability), or if earlier, the expiration of the term of the option. Upon a Termination of Service on account of death or Disability, vested options may be exercised until the earlier of 12 months from the date of the Termination of Service, or the expiration of the term of the option.

This summary of the Restricted Stock Award and the Option Award is qualified in its entirety by the specific language of the Form of Restricted Share Award Agreement for the Plan and the Form of Option Award Agreement for the Plan, which are filed as Exhibits to this Report.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

10.1    Equity LifeStyle Properties, Inc. 2014 Equity Incentive Plan.
10.2    Form of Restricted Share Award Agreement for the Plan.
10.3    Form of Option Award Agreement for the Plan.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our recent acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2014 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety and, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;”

•
the outcome of the case currently pending in the California Superior Court for Santa Clara County, Case No. 109CV140751, involving our California Hawaiian manufactured home property including any post-trial proceedings in the trial court or on appeal; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 379 quality properties in 32 states and British Columbia consisting of 140,333 sites. We are a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 13, 2014